Momentus Completes Vibration Test of Vigoride Orbital Transfer Vehicle SAN JOSE, Calif. – Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced that it has completed vibration testing of its Vigoride orbital transfer vehicle. The vibration testing, conducted at The National Technical Systems lab in Southern California, exposed the Vigoride spacecraft to the forces and environmental factors it may experience during launch. "Completion of vibration testing marks a significant milestone in Vigoride's ground test campaign," said Momentus Chief Executive Officer John Rood. "We've put the vehicle and its subsystems through various tests in preparation for flight, and I'm proud of our engineering team’s commitment and tireless effort to ready our vehicle for its first mission. We will now conduct some additional work to prepare the spacecraft for shipment to the launch base, which we expect to do in the next couple of weeks." Momentus' inaugural Vigoride mission is slated to fly on the SpaceX Transporter-5 mission targeted for launch no earlier than May 2022, subject to receipt of appropriate government licenses and approvals. During the inaugural mission, Momentus plans to take customer payloads to orbit and generate a small amount of revenue. However, the mission's primary goals are to test Vigoride in space, learn from any issues encountered, and take meaningful steps toward establishing the viability of Momentus' initial market offering. About Momentus Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as May 2022, subject to receipt of appropriate government licenses and approvals, for which there is no assurance such licenses and approvals will be received, if at all. Forward-Looking Statements

This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus’ or its management team’s expectations, hopes, beliefs, intentions, plans or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future events, performance or results. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included in the “Risk Factors” section of Momentus’ registration statement, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space